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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 2001

                           AGILENT TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      001-15405                77-0518772
           --------                      ---------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

                 395 Page Mill Road, Palo Alto, California 94306
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (650) 752-5000



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   (Former name, former address and former fiscal year, if changed since last report)


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Item 5.  Other Events.

On November 20, 2001, Agilent Technologies, Inc. issued the press release attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits
(a)  Exhibits

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Exhibit No.                            Description
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99.1                                   Pricing of Private Offering of 3% Senior
                                       Convertible Debentures due 2021


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AGILENT TECHNOLOGIES, INC.



                                  By:   /s/ Marie Oh Huber
                                      -----------------------------------
                                      Name:  Marie Oh Huber
                                      Title: Vice President, Assistant Secretary
                                             and Assistant General Counsel

Date:  November 20, 2001

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                                  EXHIBIT INDEX



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Exhibit No.                          Description
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99.1                                 Pricing of Private Offering of 3% Senior
                                     Convertible Debentures due 2021
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